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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  May 19, 2004


                               ASTA FUNDING, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-26906                                         22-3388607
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(Commission File Number)                    (IRS Employer Identification No.)


     210 Sylvan Avenue, Englewood Cliffs, New Jersey               07632
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        (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code: 201-567-5648

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits

10.17 Third Amended Loan and Security Agreement dated May 11, 2004, between the Company and Israel Discount Bank of NY.


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                  SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ASTA FUNDING, INC.

Date: May 19, 2004             By: /S/ Mitchell Herman
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                                       Mitchell Herman
                                       Chief Financial Officer


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